23. Knowledge retention program	12 Months Ended
Dec. 31, 2018
Knowledge Retention Program
Knowledge retention program

In June 2018, SABESP implemented the Knowledge Retention Program (PRC), aiming to provide personnel planning conditions and mitigate the impact of the exit of employees who possess strategic knowledge acquired throughout their career.

The period to enroll in the Program was from July 2, 2018 to October 31, 2018; however, the final term was postponed to November 30, 2018. Employment terminations will be carried out based on a previously set schedule, during the validity of the Program, i.e. from January 2, 2019 to December 30, 2020.

For those enrolled in the Program, the compliance with the agreements of the Collective Work Agreement effective on the date of termination is thereby guaranteed. They will also receive a severance incentive proportional to the length of service at SABESP, corresponding to a percentage of the balance of the Guarantee Fund for Length of Service (FGTS), for termination purposes, on the date of termination, as per the table below:

Length of service at SABESP (years)	% of the Guarantee Fund for Length of Service (FGTS)
More than 15	40%
11 - 15	30%
6 - 10	15%
0 - 5	5%

In 2018, the Company recorded R$ 196,472, corresponding to the provision of compensatory payments of employees enrolled in the Program, R$ 74,324 of which recorded under current liabilities and R$ 122,148 under noncurrent liabilities.

For employees eligible to the Consent Decree (TAC) entered into with the São Paulo State Prosecution Office in 2009 who joined the Program, the Company reversed R$ 170,303 in 2018.

As of December 31, 2018 the total provisioned corresponding to TAC was R$ 140,818, R$ 136,293 of which was recorded under current liabilities and R$ 4,525 under noncurrent liabilities.